EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Creative Technology Ltd. (the “Company”) on Form 20-F for the fiscal year ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Sim Wong Hoo, Chairman and Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sim Wong Hoo
Sim Wong Hoo
Chief Executive Officer
Date: October 27, 2006